UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2004 (March 16, 2004)

SigmaTel, Inc.

(Exact name of registrant as specified in its charter)

000-50391

(Commission File Number)

Delaware	74-2691412
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3815 South Capital of Texas Highway Building 3, Suite 300 Austin, Texas	78704
(Address of principal executive offices)	(Zip Code)

(512) 381-3700

(Registrant’s telephone number, including area code)

Item 5. Other Matters.

On March 19, 2004, SigmaTel, Inc., a Delaware corporation, announced in a press release the appointment of Robert T. Derby to serve on SigmaTel’s Board of Directors.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 19, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMATEL, INC.

Dated: March 19, 2004	By:	/s/ Ross A. Goolsby
Ross A. Goolsby
Vice President of Finance,
Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT NO.
99.1	Press Release dated March 19, 2004.